Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments at fair value	$ 11,267,905	$ 11,113,429
Investment in Leidos, Inc. Master Trust at contract value	517,826	600,404
Total investments	11,785,731	11,713,833
Receivables:
Notes receivable from participants	85,044	78,558
Receivable from plan merger (Note 1)	72,562	0
Other	230	0
Total receivables	157,836	78,558
NET ASSETS AVAILABLE FOR BENEFITS	$ 11,943,567	$ 11,792,391